SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2008

GALAXY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation)	0-32237 (Commission File Number)	98-0347827 (IRS Employer Identification No.)

1331 – 17th Street, Suite 1050, Denver, Colorado 80202
(Address of principal executive offices)(Zip Code)

(303) 293-2300
Registrant's telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

At the annual meeting held August 20, 2008, shareholders of Galaxy Energy Corporation elected the following directors:

DIRECTOR	VOTE TYPE	SHARES VOTED	VOTED (%)
Marc E. Bruner	FOR	49,856,486	93.31
	WITHHELD	3,575,809	6.69

Nathan C. Collins	FOR	49,910,286	93.41
	WITHHELD	3,522,009	6.59

James E. Edwards	FOR	49,911,423	93.41
	WITHHELD	3,520,872	6.59

Robert Thomas Fetters Jr.	FOR	49,909,933	93.41
	WITHHELD	3,522,362	6.59

Cecil D. Gritz	FOR	49,903,577	93.40
	WITHHELD	3,528,718	6.60

Ronald P. Trout	FOR	49,910,077	93.41
	WITHHELD	3,522,218	6.59

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY ENERGY CORPORATION
August 21, 2008	By: /s/ William P. Brand, Jr. William P. Brand, Jr. Interim Chief Financial Officer